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                                                                    Exhibit 10.3

                    SUBSIDIARY GUARANTY AGREEMENT, dated as of August 5, 1999, made by ChipPAC Korea Company Ltd., ChipPAC Limited, ChipPAC (Barbados) Ltd., ChipPAC Luxembourg S.a.R.L. and ChipPAC Liquidity Management Hungary Limited Liability Company (collectively, the "Subsidiary Guarantors"), the undersigned subsidiaries of ChipPAC, Inc., ("ChipPAC") and ChipPAC International Company Limited (the "Issuer"), in favor of the Holders and the Trustee (as defined below).

          Reference is made to the Indenture (as the same may be amended, restated, supplemented or modified from time to time, the "Indenture") entered into among ChipPAC International Limited, ChipPAC Merger Corp. ("MergerCo"), and Firstar Bank of Minnesota, N.A., as trustee (the "Trustee"), dated as of July 29, 1999 relating to the Securities.

          WHEREAS, MergerCo agreed pursuant to the Indenture to Guarantee the Securities pursuant to the terms of the Indenture.

          WHEREAS, ChipPAC and the Issuer shall become parties to the Indenture through execution of a Supplemental Indenture (the "Supplemental Indenture") to be dated as of the date of this Subsidiary Guaranty Agreement;

          WHEREAS, either ChipPAC or the Issuer owns directly or indirectly all or a majority of interest in each Subsidiary Guarantor; and

          WHEREAS, ChipPAC and the Issuer will agree to cause the Subsidiary Guarantors to Guarantee the Securities pursuant to the terms of the Indenture, the Supplemental Indenture and this Subsidiary Guaranty Agreement,

          NOW, THEREFORE, in consideration of the promises thereby, the Subsidiary Guarantors hereby agree with and for the benefit of the Holders as follows:
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                                                                               2

                                   ARTICLE 1

                                  Definitions
                                  -----------

          SECTION 1.01.  Defined Terms.  As used in this Subsidiary Guaranty
                         --------------
Agreement, terms that shall be defined in the Indenture (to the extent not otherwise defined herein) or in the preamble or recitals hereto are used herein as shall therein be defined.

                                   ARTICLE 2

                                   Guaranties
                                   ----------

          SECTION 2.01.  Guaranties.  Each Subsidiary Guarantor hereby
                         -----------
unconditionally and irrevocably guarantees, jointly and severally, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other obligations of the Issuer under the Indenture and the Securities to pay amounts to the Trustee or the Holders in respect of the Securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Issuer under the Indenture and the Securities (all the foregoing being hereinafter collectively called the "Indenture Obligations"). Each Subsidiary Guarantor further agrees that the Indenture Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Subsidiary Guarantor and that such Subsidiary Guarantor will remain bound under the Indenture notwithstanding any extension or renewal of any Indenture Obligation.

          Each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Issuer of any of the Indenture Obligations and also waives notice of protest for nonpayment. Each Subsidiary Guarantor waives notice of any default under the Securities or the Indenture Obligations. The obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Issuer or any other Person under the Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any such claim, demand, right or remedy; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture, the Securities or any other agreement; (d) the release of any security held by any
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                                                                               3

Holder or the Trustee for the Indenture Obligations or any of them; (e) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Indenture Obligations; or (f) subject to Section 2.06 of this Subsidiary Guaranty Agreement, any change in the ownership of such Subsidiary Guarantor.

          Each Subsidiary Guarantor further agrees that its Subsidiary Guaranty herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Indenture Obligations.

          Each Subsidiary Guaranty is, to the extent and in the manner set forth in Article 3, subordinated and subject in right of payment to the prior payment in full in cash of all obligations with respect to all Senior Indebtedness of the Subsidiary Guarantor giving such Subsidiary Guaranty and each Subsidiary Guaranty is made subject to such provisions of the Indenture.

          Except as shall be expressly set forth in Section 8.01(b) of the Indenture and as expressly set forth in Sections 2.02 and 2.06 of this Subsidiary Guaranty Agreement, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Indenture Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under the Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Subsidiary Guarantor or would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity.

          Each Subsidiary Guarantor further agrees that its Subsidiary Guaranty herein shall continue to be effective or be reinstated, as the case may be, if at any time payment,
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or any part thereof, of principal of or interest on any Indenture Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Issuer or otherwise.

          In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Issuer to pay the principal of or interest on any Indenture Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Indenture Obligation, each Subsidiary Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid amount of such Indenture Obligations and (ii) accrued and unpaid interest on such Indenture Obligations (but only to the extent not prohibited by law).

          Each Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation in respect of any Indenture Obligations guaranteed hereby until payment in full of all Indenture Obligations and all obligations to which the Indenture Obligations are subordinated as provided in Article 3. Each Subsidiary Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Indenture Obligations Guaranteed hereby may be accelerated as provided in
Article 6 of the Indenture for the purposes of such Subsidiary Guarantor's Subsidiary Guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Indenture Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such Indenture Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Section.

          SECTION 2.02.  Limitation on Liability.  Any term or provision of the
                         ------------------------
Indenture to the contrary notwithstanding, the maximum, aggregate amount of the Indenture Obligations guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering the Indenture, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or
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                                                                               5

fraudulent transfer or similar laws affecting the rights of creditors generally.

          Each Subsidiary Guarantor that makes a payment under its Subsidiary Guaranty will be entitled to a contribution from each other Subsidiary Guarantor in an amount equal to such other Subsidiary Guarantor's pro rata portion of such
                                                        --- ----
payment based on the respective net assets of all the Subsidiary Guarantors at the time of such payment determined in accordance with GAAP.

          SECTION 2.03.  Successors and Assigns.  This Article 2 shall be
                         -----------------------
binding upon each Subsidiary Guarantor and its successors and assigns and shall enure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in the Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of the Indenture.

          SECTION 2.04.  No Waiver.  Neither a failure nor a delay on the part
                         ----------
of either the Trustee or the Holders in exercising any right, power or privilege under this Article 2 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 2 at law, in equity, by statute or otherwise.

          SECTION 2.05.  Modification.  No modification, amendment or waiver of
                         -------------
any provision of this Article 2, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

          SECTION 2.06.  Release of Subsidiary Guarantor. Upon the sale
                         --------------------------------
(including any sale pursuant to any exercise of remedies by a holder of Senior Indebtedness) or other disposition (including by way of consolidation or merger) of
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all or substantially all of the capital stock of a Subsidiary Guarantor or the sale, assignment, transfer or disposition of all or substantially all the assets of such Subsidiary Guarantor in each case in one or more related transactions (in each case (i) other than to the Issuer or an Affiliate of the Issuer and (ii) in accordance with Section 5.01 to be included in the Indenture), such Subsidiary Guarantor shall be deemed automatically released from all obligations under this Subsidiary Guaranty Agreement (including this Article 2) without any further action required on the part of the Trustee or any Holder. At the request of the Issuer or any Subsidiary Guarantor, the Trustee shall execute and deliver an appropriate instrument evidencing such release.

          SECTION 2.07.  Withholding Taxes.  (a)  All payments made by a
                         -----------------
Subsidiary Guarantor under or with respect to its Subsidiary Guaranty shall be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed or levied by or on behalf of any jurisdiction from or through which payment is made or where the payor is located or any province or territory thereof or by any authority or agency therein or thereof having power to tax (hereinafter "Taxes"), unless such Subsidiary Guarantor is required to withhold or deduct Taxes by law or by the interpretation or administration thereof by the relevant government authority or agency. If such Subsidiary Guarantor is so required to withhold or deduct any amount for or on account of Taxes from any payment made under or with respect to a Subsidiary Guaranty, such Subsidiary Guarantor will be required to pay such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each Holder after such withholding or deduction (including with respect to such Additional Amounts)
will not be less than the amount the Holder would have received if such Taxes had not been withheld or deducted; provided, however, that no Additional Amounts
                                   --------  -------
will be payable with respect to payments made to a Holder (an "Excluded Holder") in respect of a beneficial owner to the extent such beneficial owner is subject to such Taxes by reason of its being connected with the British Virgin Islands or any province or territory thereof otherwise than by the mere holding of Securities or the receipt of payments thereunder or the enforcement of a Subsidiary Guaranty. The Subsidiary Guarantors will also make such withholding or deduction and remit the full amount deducted or withheld to the relevant authority as and when required in accordance
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with applicable law. The Subsidiary Guarantors will furnish to the Holder of the
Securities, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Subsidiary Guarantors. The Subsidiary Guarantors will upon written request of each Holder (other than an Excluded Holder), reimburse each such Holder for the amount of any Taxes so levied or imposed and paid by such Holder with respect to any reimbursement referred to above, but excluding any such Taxes on such Holder's net income, so that the net amount received by such Holder after such reimbursement will not be less than the net amount the Holder would have received if Taxes (other than such Taxes on such Holder's net income) on such reimbursement had not been imposed.

          (b) Whenever in this Subsidiary Guaranty Agreement or the Indenture there is mentioned, in any context, (a) the payment of principal, (b) purchase prices in connection with a purchase of Securities, (c) interest or (d) any other amount payable on or with respect to any of the Securities or a Subsidiary Guaranty, such reference shall be deemed to include payment of Additional Amounts provided for in Section 2.07(a) to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

          (c) At least 10 days prior to the first interest payment date for the Securities and at least 10 days prior to each date of payment of principal of or interest on the Securities if there has been a change with respect to the matters set forth in the below-mentioned Officers' Certificate or Certificates, the Subsidiary Guarantors will furnish the Trustee and the principal Paying Agent, if other than the Trustee, with an Officers' Certificate of each of the Subsidiary Guarantors instructing the Trustee and such Paying Agent whether any payment with respect to a Subsidiary Guaranty shall be made to Holders of the Securities subject to withholding or deduction for, or on account of, any Taxes. If any such withholding or deduction shall be required, then such Officers' Certificate or Certificates shall specify by country, the amount, if any, required to be withheld or deducted on such payments to the Holders, and the Subsidiary Guarantors will pay to the Trustee or such Paying Agent the
Additional Amounts required by this Section. The Subsidiary Guarantors, jointly and severally, agree to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection
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                                                                               8

with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

                                   ARTICLE 3

                     Subordination of Subsidiary Guaranties
                     --------------------------------------

          SECTION 3.01.  Agreement To Subordinate.  Each Subsidiary Guarantor
                         -------------------------
agrees, and each Securityholder by accepting a Security agrees, that the Indenture Obligations of such Subsidiary Guarantor are subordinated in right of payment, to the extent and in the manner provided in this Article 3, to the prior payment in full in cash of all Senior Indebtedness of such Subsidiary Guarantor and that the subordination is for the benefit of and enforceable by the holders of such Senior Indebtedness. The Indenture Obligations of a Subsidiary Guarantor shall in all respects rank pari passu with all other Senior
                                                ---- -----
Subordinated Indebtedness of such Subsidiary Guarantor and only Senior Indebtedness of such Subsidiary Guarantor (including such Subsidiary Guarantor's Guarantee of Senior Indebtedness of the Issuer) shall rank senior to the Indenture Obligations of such Subsidiary Guarantor in accordance with the ] provisions set forth herein.

          SECTION 3.02.  Liquidation, Dissolution, Bankruptcy.  Upon any
                         -------------------------------------
payment or distribution of the assets of any Subsidiary Guarantor to creditors upon a total or partial liquidation or a total or partial dissolution of such Subsidiary Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to such Subsidiary Guarantor or its property:

          (1) the holders of Senior Indebtedness of such Subsidiary Guarantor shall be entitled to receive payment in full in cash of all obligations with respect to such Senior Indebtedness (including all interest accruing subsequent to the filing of a petition in bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) before Securityholders shall be entitled to receive any payment or distribution with respect to any Indenture Obligations of such Subsidiary Guarantor; and

          (2) until all obligations with respect to the Senior Indebtedness of any Subsidiary Guarantor is paid in full in cash, any payment or distribution to which
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                                                                               9

     Securityholders would be entitled but for this Article 3 shall be made to holders of such Senior Indebtedness as their interests may appear, except that Securityholders may receive shares of stock and any debt securities of such Subsidiary Guarantor that are subordinated to Senior Indebtedness, and to any debt securities received by holders of Senior Indebtedness, of such Subsidiary Guarantor to at least the same extent as the Indenture Obligations of such Subsidiary Guarantor are subordinated to Senior Indebtedness of such Subsidiary Guarantor.

          SECTION 3.03.  Default on Senior Indebtedness of Subsidiary Guarantor.
                         -------------------------------------------------------
No Subsidiary Guarantor may make any payment (in cash, property or other assets) pursuant to any of its Indenture Obligations or repurchase, redeem or otherwise retire or defease any Securities or other Indenture Obligations (collectively, "pay its Subsidiary Guaranty") if either of the following Payment Default occurs: (1) any obligations with respect to Senior Indebtedness of such Subsidiary Guarantor is not paid in full when due or (2) any other default on Senior Indebtedness of such Subsidiary Guarantor occurs and the maturity of such Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded in writing or (y) such Senior Indebtedness has been paid in full in cash; provided, however, that any Subsidiary Guarantor may pay its
              --------  -------
Subsidiary Guaranty without regard to the foregoing if such Subsidiary Guarantor and the Trustee receive written notice approving such payment from the Representatives of such Senior Indebtedness. No Subsidiary Guarantor may pay its Subsidiary Guaranty during the continuance of any Payment Blockage Period after receipt by the Issuer and the Trustee (with a copy to the Issuer) of a Blockage Notice under Section 10.03 of the Indenture. Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section), unless the holders of Designated Senior Indebtedness giving such Blockage Notice or the Representative of such holders shall have accelerated the maturity of such Designated Senior Indebtedness, any Subsidiary Guarantor may resume payments pursuant to its Subsidiary Guaranty after termination of such Payment Blockage Period.

          SECTION 3.04.  Demand for Payment.  If a demand for payment is made on
                         -------------------
a Subsidiary Guarantor pursuant to Article 2, the Trustee shall promptly notify the holders of
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                                                                              10

the Designated Senior Indebtedness (or their Representatives) of such demand. If any Designated Senior Indebtedness is outstanding at the time of such acceleration, neither the Issuer nor any Subsidiary Guarantor may pay the Securities until five Business Days after the Representatives of all the issues of Designated Senior Indebtedness receive notice of such acceleration and, thereafter, may pay the Securities only if the Indenture otherwise permits payment at that time.

          SECTION 3.05.  When Distribution Must Be Paid Over.  If a distribution
                         ------------------------------------
is made to Securityholders that because of this Article 3 should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of the relevant Senior Indebtedness and pay it over to them or their Representatives as their interests may appear.

          SECTION 3.06.  Subrogation.  After all Senior Indebtedness of a
                         ------------
Subsidiary Guarantor is paid in full and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of such Senior Indebtedness to receive distributions applicable to Senior Indebtedness. A distribution made under this Article 3 to holders of such Senior Indebtedness which otherwise would have been made to Securityholders is not, as between the relevant Subsidiary Guarantor and Securityholders, a payment by such Subsidiary Guarantor on such Senior Indebtedness.

          SECTION 3.07.  Relative Rights.  This Article 3 defines the relative
                         ----------------
rights of Securityholders and holders of Senior Indebtedness of a Subsidiary Guarantor. Nothing in this Agreement or the Indenture shall:

          (1) impair, as between a Subsidiary Guarantor and Securityholders, the obligation of such Subsidiary Guarantor, which is absolute and unconditional, to pay the Indenture Obligations to the extent set forth in
     Article 2; or

          (2) prevent the Trustee or any Securityholder from exercising its available remedies upon a default by such Subsidiary Guarantor under the Indenture Obligations, subject to the rights of holders of Senior Indebtedness of such Subsidiary Guarantor to receive distributions otherwise payable to Securityholders.

          SECTION 3.08.  Subordination May Not Be Impaired by the Issuer.  No
                         ------------------------------------------------
right of any holder of Senior Indebtedness of any Subsidiary Guarantor to enforce the
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                                                                              11

subordination of the Indenture Obligations of such Subsidiary Guarantor shall be impaired by any act or failure to act by such Subsidiary Guarantor or by its failure to comply with the Indenture.

          SECTION 3.09.  Rights of Trustee and Paying Agent. Notwithstanding
                         -----------------------------------
Section 3.03, the Trustee or Paying Agent may continue to make payments on any Subsidiary Guaranty and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives written notice satisfactory to it that payments may not be made under this Article 3. The Issuer, the relevant Subsidiary Guarantor, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Senior Indebtedness of any Subsidiary Guarantor may give the notice.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not the Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this
Article 3 with respect to any Senior Indebtedness of any Subsidiary Guarantor which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness; and nothing in Article 7 of the Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article 3 shall apply to claims of, or payments to, the Trustee under or pursuant to Section
7.07 of the Indenture.

          SECTION 3.10.  Distribution or Notice to Representative.  Whenever a
                         -----------------------------------------
distribution is to be made or a notice given to holders of Senior Indebtedness of any Subsidiary Guarantor, the distribution may be made and the notice given to their Representative (if any).

          SECTION 3.11.  Article 3 Not To Prevent Defaults Under a Subsidiary
                         ----------------------------------------------------
Guaranty or Limit Right To Demand Payment.  The failure to make a payment
------------------------------------------
pursuant to a Subsidiary Guaranty by reason of any provision in this Article 3 shall not be construed as preventing the occurrence of a default under such Subsidiary Guaranty. Nothing in this Article 3 shall have any effect on the right of the Securityholders or the Trustee to make a demand for payment on any Subsidiary Guarantor pursuant to Article 2.

          SECTION 3.12.  Trustee Entitled To Rely.  Upon any payment or
                         -------------------------
distribution pursuant to this Article 3, the Trustee and the Securityholders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 3.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Securityholders or (iii) upon the Representatives for the holders of Senior Indebtedness of any Subsidiary Guarantor for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Senior Indebtedness and other indebtedness of such Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 3. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of any Subsidiary Guarantor to participate in any payment or distribution pursuant to this Article 3, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of such Subsidiary Guarantor held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article 3, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.01 and 7.02 of the Indenture shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article 3.

          SECTION 3.13.  Trustee To Effectuate Subordination.  Each
                         ------------------------------------
Securityholder by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Securityholders and the holders of Senior Indebtedness of any Subsidiary Guarantor as provided in this Article 3 and appoints the Trustee as attorney-in-fact for any and all such purposes.

          SECTION 3.14.  Trustee Not Fiduciary for Holders of Senior
                         -------------------------------------------
Indebtedness of Subsidiary Guarantor.  The Trustee shall not be deemed to owe
-------------------------------------
any fiduciary duty to the holders of Senior Indebtedness of any Subsidiary Guarantor and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Securityholders or the Issuer or any other Person, money or assets to which any holders of such Senior Indebtedness shall be entitled by virtue of this Article 3 or otherwise.

          SECTION 3.15.  Reliance by Holders of Senior Indebtedness on
                         ---------------------------------------------
Subordination Provisions.  Each Securityholder by accepting a Security
-------------------------
acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness of any Subsidiary Guarantor, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

                                   ARTICLE 4

                                 Miscellaneous
                                 -------------

          SECTION 4.02.  Notices.  All notices and other communications
                         --------
pertaining to this Subsidiary Guaranty Agreement shall be deemed to have been duly given (a) at the time delivered by hand, if personally delivered, (b) five Business Days after being deposited in the mail, postage prepaid, if mailed, (c) when answered back, if telexed, (d) when receipt is acknowledged, if telecopied, and (e) the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Such notices shall be delivered by hand, or mailed, certified or registered mail with postage prepaid
(x) if to the Subsidiary Guarantor, at the Issuer's address set forth in the Indenture, and (y) if to the Holders or the Trustee, as provided in the Indenture. The Issuer, any Subsidiary Guarantor and the Trustee may, by notice to the others, designate additional or different addresses for subsequent notices or communications.

          SECTION 4.02.  Parties.   Nothing expressed or mentioned in this
                         --------
Subsidiary Guaranty Agreement is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Subsidiary Guaranty Agreement or any provision herein contained.

          SECTION 4.03.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY,
                         --------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THESE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          SECTION 4.04.  Severability Clause.  In case any provision of this
                         --------------------
Subsidiary Guaranty Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be ineffective only to the extent of such invalidity, illegality or unenforceability.

          SECTION 4.05.  Waivers, Amendments and Remedies. The failure to insist
                         ---------------------------------
in any one or more instances upon strict performance of any of the provisions of this Subsidiary Guaranty Agreement or to take advantage of any of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights, but the same shall continue and remain in full force and effect. Except as otherwise expressly limited in this Subsidiary Guaranty Agreement, all remedies under this Subsidiary Guaranty Agreement shall be cumulative and in addition to every other remedy provided for herein or by law.

          SECTION 4.06.  Headings.  The headings of the Articles and the
                         ---------
sections in this Subsidiary Guaranty Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions thereof.

          SECTION 4.07.  Effectiveness.  Notwithstanding anything herein to the
                         --------------
contrary, this Agreement shall not take effect until the Closing Date, the representations and warranties set forth in this Agreement shall be deemed to be made solely as of the Closing Date, and the covenants, agreements and other obligations created by this Agreement shall only apply prospectively from the Closing Date and shall have no retroactive effect.

          SECTION 4.08.  Agent for Service; Submission to Jurisdiction; Waiver
                         -----------------------------------------------------
of Immunities.  By the execution and delivery of this Indenture, each Subsidiary
--------------
Guarantor (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System (and any successor entity) ("CT"), 1633 Broadway, New York, New York 10019, as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Indenture, the Securities or the Guaranties that may be instituted in any Federal or state court located in the Borough of Manhattan in The City of New York or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder) or any Holder, and acknowledges that CT has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon CT and written notice of said service to a Subsidiary Guarantor, shall be deemed in every respect effective service of process upon such Subsidiary Guarantor in any such suit or proceeding. The Subsidiary Guarantors further agree to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT in full force and effect so long as this Indenture shall be in full force and effect.

          Each Subsidiary Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Indenture or this Agreement, the Securities or the Guaranties in any Federal or state court located in the Borough of Manhattan in The City of New York. Each Subsidiary Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          To the extent that any Subsidiary Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in this Agreement to the extent permitted by law.

          IN WITNESS WHEREOF, the Subsidiary Guarantors have duly executed this Subsidiary Guaranty Agreement as of the date first above written.


                                   CHIPPAC KOREA COMPANY LTD.,

                                     by /s/ P. J. Kim
                                        --------------------
                                        Name:  P. J. Kim
                                        Title: Secretary


                                   CHIPPAC LIMITED,

                                     by /s/ P. J. Kim
                                        --------------------
                                        Name:  P. J. Kim
                                        Title: Secretary


                                   CHIPPAC (BARBADOS) LTD.,

                                     by /s/ P. J. Kim
                                        --------------------
                                        Name:  P. J. Kim
                                        Title: Secretary


                                   CHIPPAC LUXEMBOURG S.A.R.L.,

                                     by /s/ P. J. Kim
                                        --------------------
                                        Name:  P. J. Kim
                                        Title: Secretary


                                   CHIPPAC LIQUIDITY MANAGEMENT
                                   HUNGARY LIMITED LIABILITY COMPANY,


                                     by /s/ P. J. Kim
                                        --------------------
                                        Name:  P. J. Kim
                                        Title: Secretary

Acknowledged:

CHIPPAC, INC.,

 by   /s/ Tony Lin
     _______________________
     Name:  Tony Lin
     Title: Chief Financial Officer


CHIPPAC INTERNATIONAL COMPANY LIMITED,

 by  /s/ P. J. Kim
     _______________________
     Name:  P. J. Kim
     Title: Secretray